UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2023

INNOVATION1 BIOTECH INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55852	82-2275255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

179 Rte 46W, Suite 15 #147

Rockaway, New Jersey 07866

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (929) 459-4966

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Innovation1 Biotech Inc. (the “Company”) entered into a certain Securities Purchase Agreement (“SPA”), dated April 13, 2023 by and among the Company and the purchasers named therein (the “Purchasers”). Pursuant to the SPA, the Purchasers agreed to purchase up to $280,000.00 in Subscription Amount (or $329,411.76 in principal amount) of original discount promissory note (the “Notes”) and warrants to purchase an aggregate of 4,117,647 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).

The Warrants are exercisable by each of the Purchasers for a period of seven years at an exercise price of $0.08 per share, subject to customary adjustments and a beneficial ownership limitation.

The Notes mature in 18 months and are convertible into shares of Common Stock at a price of $0.08 per share, subject to customary adjustments and a beneficial ownership limitation. The Notes are secured by all of the assets of the Company pursuant to that certain Security Agreement by and among the Company and the Purchasers.

The foregoing description of the SPA (including the form of Note and Warrant) and the Security Agreement do not purport to be complete and are qualified in their entirety by the provisions thereof which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2023, Jeffrey Kraws submitted to the Board of Directors (the “Board”) of the Company, a notice of resignation from his position as a director of the Company, with such resignation to be effective immediately. The resignation of Mr. Kraws did not result from any disagreement with the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement by and between Innovation1 Biotech Inc. Cavalry Fund I, LP and Lincoln Park Capital Fund, LLC (including the Form of Note and Warrant).
10.2	Security Agreement by and between by and between Innovation1 Biotech Inc. Cavalry Fund I, LP, Lincoln Park Capital Fund, LLC and L1 Capital Global Opportunities Master Fund Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovation1 Biotech Inc.

Date: April 21, 2023	By:	/s/ Frederick E. Pierce
Frederick E. Pierce, II Interim Acting Chief Executive Officer

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